SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2019

Charter Communications, Inc.

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664 001-37789	84-1496755 86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06091

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 5.050% Senior Secured Notes due 2029 and 5.750% Senior Secured Notes due 2048

On January 17, 2019 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”) issued (i) $1.25 billion aggregate principal amount of 5.050% Senior Secured Notes due 2029 (the “2029 Notes”) and (ii) $750 million aggregate principal amount of 5.750% Senior Secured Notes due 2048 (the “2048 Notes” and, together with the 2029 Notes, the “Notes”). The offering and sale of the Notes were made pursuant to an automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 22, 2017 and a prospectus supplement dated January 14, 2019.

In connection therewith, the Issuers entered into the below agreement.

Secured Notes Indenture

On the Closing Date, the Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the other guarantors party thereto entered into a Twelfth Supplemental Indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), in connection with the issuance of the 2029 Notes and the terms thereof (the “Twelfth Supplemental Indenture”). The 2048 Notes were issued pursuant to the Ninth Supplemental Indenture, dated as of April 17, 2018, by and among the Issuers, the Parent Guarantor and the other guarantors party thereto, the Trustee and the Collateral Agent (the “Ninth Supplemental Indenture”). The Ninth Supplemental Indenture and the Twelfth Supplemental Indenture each supplement a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture” and, together with the Ninth Supplemental Indenture and the Twelfth Supplemental Indenture, the “Indenture”) providing for the issuance of senior secured notes of the Issuers generally.

The Indenture provides, among other things, that interest is payable on the 2029 Notes on each March 30 and September 30, commencing September 30, 2019. Interest is payable on the 2048 Notes on each April 1 and October 1, commencing April 1, 2019.

At any time and from time to time prior to December 30, 2028, the Issuers may redeem the outstanding 2029 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after December 30, 2028, the Issuers may redeem some or all of the outstanding 2029 Notes at a redemption price equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to October 1, 2047, the Issuers may redeem the outstanding 2048 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date and a make-whole premium. On or after October 1, 2047, the Issuers may redeem some or all of the outstanding 2048 Notes at a redemption price equal to 100% of the principal amount of the 2048 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date.

The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.

For a complete description of the Indenture and the Notes, please refer to copies of the Ninth Supplemental Indenture, the form of the 2048 Notes, the Twelfth Supplemental Indenture and the form of the 2029 Notes filed herewith as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively. The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is filed herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are being filed as part of this report:

Exhibit Number	Description

4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.2*	Ninth Supplemental Indenture, dated as of April 17, 2018, among Charter Communications Operating, LLC and Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by CCO Holdings, LLC on April 20, 2018).

4.3*	Form of 5.750% Senior Secured Notes due 2048 (included in Exhibit 4.2).

4.4	Twelfth Supplemental Indenture, dated as of January 17, 2019, among Charter Communications Operating, LLC and Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.5	Form of 5.050% Senior Secured Notes due 2029 (included in Exhibit 4.4).

99.1	Press release dated January 17, 2019, announcing the closing of the sale of the 5.050% Senior Secured Notes due 2029 and the 5.750% Senior Secured Notes due 2048.

*	Incorporated by reference and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC. Registrant

BY:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and Chief Accounting Officer

Date: January 24, 2019

CCO HOLDINGS, LLC Registrant

BY:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and Chief Accounting Officer

Date: January 24, 2019